Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Effective October 24, 2018, the final transaction provided for in the Purchase and Sale Agreement (“Agreement”) dated July 31, 2018 between Yuma Hospitality Properties LLLP (“Yuma”), a subsidiary of InnSuites Hospitality Trust (the “Trust”), and Palm Springs Inn, LLC (“Buyer”), an unrelated third party, were consummated. Pursuant to the Agreement, as revised, the Buyer acquired the InnSuites Yuma Hotel and Suites Best Western for $16.05 million with an estimated basis of approximately $4.6 million will result in a recognition of a significant profit after transactional costs. Right, title and interest to the InnSuites Yuma Hotel and Suites Best Western hotel property and operating assets were transferred on October 24, 2018.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what the Trust’s actual results would have been had the Sale Transaction occurred on the date assumed, or to project our results of operations or financial position for any future period. The pro forma financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The following unaudited condensed consolidated financial statements are presented to illustrate the effects of the Transaction. The unaudited pro forma condensed consolidated balance sheet as of July 31, 2018 illustrates the estimated effects of the Transaction as if the sale had occurred on July 31, 2018 and as if all income from the sale had been earned as of that date. The unaudited pro forma condensed consolidated income statement for the six months ended July 31, 2018 and the fiscal year ended January 31, 2018 sets forth the estimated effects of the Transaction on the Trust’s condensed consolidated statements of income as if the sale had occurred in its entirety at the beginning of each those periods.

The unaudited pro forma condensed consolidated financial statement, including the notes thereto, should be read in conjunction with Trust’s audited consolidated financial statements and the notes in the Trust’s Annual Report on Form 10-K as for the fiscal year ended January 31, 2018, as filed with the SEC on May 16, 2018.

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	JULY 31, 2018	PROFORMA		PROFORMA
	(UNAUDITED)	ADJUSTMENTS	NOTES	JULY 31, 2018
ASSETS
Current Assets:
Cash and Cash Equivalents	$674,621	$9,735,000	(d)	$10,409,621
Short-Term Investments – Available For Sale Securities	3,031,710	-		3,031,710
Accounts Receivable, including approximately $36,000 and $15,000 from related parties and net of Allowance for Doubtful Accounts of approximately $6,000 and $29,000 as of July 31, 2018 and January 31, 2018, respectively	52,302	-		52,302
Advances to Affiliates - Related Party	869,363	-		869,363
Notes Receivable - Related Party	797,065	-		797,065
Prepaid Expenses and Other Current Assets	199,632	-		199,632
Current Assets of Discontinued Operations and Assets Held for Sale	426,257	(277,216)	(a)	149,041
Total Current Assets	6,050,950	9,457,784		15,508,734
Property, Plant and Equipment, net	9,644,419	-		9,644,419
Noncurrent assets of Discontinued Operations and Assets Held for Sale	5,144,983	(4,665,764)	(a)	479,219
TOTAL ASSETS	$20,840,352	$4,792,020		$25,632,372

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Expenses	$1,596,340	$-		$1,596,340
Current Portion of Notes Payable - Related Party	301,530	-		301,530
Current Portion of Mortgage Notes Payable, net of Discount	112,162	-		112,162
Current Portion of Other Notes Payable	1,231,801	-		1,231,801
Current Liabilities of Discontinued Operations and Assets Held for Sale	571,744	(370,865)	(a)	200,879
Total Current Liabilities	3,813,577	(370,865)		3,442,712
Notes Payable - Related Party	335,764	-		335,764
Mortgage Notes Payable, net of discount	4,759,845	-		4,759,845
Other Notes Payable	377,956	-		377,956
Noncurrent Liabilities of Discontinued Operations and Assets Held for Sale	5,413,382	(5,413,382)	(a)	-
TOTAL LIABILITIES	14,700,524	(5,784,247)		8,916,277

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Shares of Beneficial Interest, without par value, unlimited authorization;	20,993,689	1,990,434	(b),(d)	22,984,123

Treasury Stock,	(13,244,428)	-		(13,244,428)
TOTAL TRUST SHAREHOLDERS’ EQUITY	7,749,261	1,990,434		9,739,695
NON-CONTROLLING INTEREST	(1,609,433)	8,585,833	(b),(d)	6,976,400
TOTAL EQUITY	6,139,828	10,576,267		16,716,095
TOTAL LIABILITIES AND EQUITY	$20,840,352	$4,792,020		$25,632,372

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	REPORTED AT	PROFORMA		PROFORMA
	JANUARY 31, 2018	ADJUSTMENTS	NOTES	JANUARY 31, 2018

REVENUE
Room	$9,281,199	$4,058,453	(c)	$5,222,746
Food and Beverage	62,969	41,943	(c)	21,026
Management and Trademark Fees	200,457	-		200,457
Reservation and Convention	1,111,775	-		1,111,775
Other	111,192	24,543	(c)	86,649
TOTAL REVENUE	10,767,592	4,124,939		6,642,653

OPERATING EXPENSES
Room	2,732,908	1,008,884	(c)	1,724,024
Food and Beverage	90,543	59,407	(c)	31,136
Telecommunications	37,145	34,268	(c)	2,877
General and Administrative	4,349,086	586,564	(c)	3,762,522
Other	6,672,717	1,611,705		5,061,012
TOTAL OPERATING EXPENSES	13,882,399	3,300,828		10,581,571
OPERATING INCOME (LOSS)	(3,114,807)	824,111		(3,938,918)
Interest Income	11,641	-		11,641
Interest income - related party	68,358	-		68,358
TOTAL OTHER INCOME	79,999	-		79,999
Interest Paid to Third Parties	656,810	303,656	(c)	353,154
Interest on Advances to Affiliates - Related Party
TOTAL INTEREST EXPENSE	656,810	303,656		353,154
CONSOLIDATED NET LOSS BEFORE INCOME TAX PROVISION AND DISCONTINUED OPERATIONS	(3,691,618)	520,455		(4,212,073)
Income Tax Provision	(341,000)	-		(341,000)
CONSOLIDATED NET LOSS FROM CONTINUING OPERATIONS	(4,032,618)	520,455		(4,553,073)
Discontinued Operations, Net of Non-Controlling Interest	(605,360)	-		(605,360)
Gain on Disposal of Discontinued Operations	11,445,879	-		11,445,879
CONSOLIDATED NET (LOSS) INCOME FROM DISCONTINUED OPERATIONS AND GAIN ON SALE OF DISCONTINUED OPERATIONS	10,840,519	-		10,840,519
CONSOLIDATED NET (LOSS) INCOME	6,807,901	520,455		6,287,446
LESS: NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST	5,410,300	379,508	(c)	5,030,792
NET LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	$1,397,601	$140,947		$1,256,654
NET LOSS PER SHARE FROM CONTINUING OPERATIONS – BASIC	$(0.42)	$0.05		$0.01
NET INCOME PER SHARE FROM DISCONTINUED OPERATIONS – BASIC	$1.13	$-		$(0.44)
NET INCOME PER SHARE FROM NON-CONTROLLING INTEREST – BASIC	$0.56	$0.04		$(0.47)
NET (LOSS) INCOME PER SHARE TOTAL - BASIC	$0.15	$0.01		$(0.06)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	9,612,139	9,612,139		9,612,139
NET LOSS PER SHARE FROM CONTINUING OPERATIONS – DILUTED	$(0.31)	$0.04		$(0.35)
NET INCOME PER SHARE FROM DISCONTINUED OPERATIONS – DILUTED	$0.83	$-		$0.83
NET INCOME PER SHARE FROM NON-CONTROLLING INTEREST – DILUTED	$0.41	$0.03		$0.38
NET (LOSS) INCOME PER SHARE TOTAL - DILUTED	$0.11	$0.01		$0.10
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED	13,085,223	13,085,223		13,085,223

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	JULY 31, 2018	PROFORMA		PROFORMA
	(UNAUDITED)	ADJUSTMENTS	NOTES	JULY 31, 2018

REVENUE
Room	$5,401,044	$2,254,307	(c)	$3,146,737
Food and Beverage	43,812	21,649	(c)	22,163
Management and Trademark Fees	90,443	-	(c)	90,443
Other	77,716	35,061	(c)	42,655
TOTAL REVENUE	5,613,015	2,311,017		3,301,998

OPERATING EXPENSES
Room	1,500,513	533,105	(c)	967,408
Food and Beverage	64,192	29,102	(c)	35,090
Telecommunications	19,571	16,383	(c)	3,188
General and Administrative	1,438,781	350,271	(c)	1,088,510
Other	2,342,462	777,149		1,565,313
TOTAL OPERATING EXPENSES	5,365,519	1,706,010		3,659,509
OPERATING INCOME (LOSS)	247,496	605,007		(357,511)
Interest Income	60,879	-		60,879
TOTAL OTHER INCOME	60,879	-		60,879
Interest Paid to Third Parties	358,821	165,895	(c)	192,926
Interest on Advances to Affiliates - Related Party				-
TOTAL INTEREST EXPENSE	358,821	165,895		192,926
CONSOLIDATED NET LOSS BEFORE INCOME TAX PROVISION AND DISCONTINUED OPERATIONS	(50,446)	439,112		(489,558)
Income Tax Provision	(209,831)	-		(209,831)
CONSOLIDATED NET LOSS FROM CONTINUING OPERATIONS	$(260,277)	$439,112		$(699,389)
Discontinued Operations, Net of Non-Controlling Interest	$(686,427)			(686,427)
Gain on Disposal of Discontinued Operations	$-			-
CONSOLIDATED NET (LOSS) INCOME FROM DISCONTINUED OPERATIONS AND GAIN ON SALE OF DISCONTINUED OPERATIONS	$(686,427)	$-		$(686,427)
CONSOLIDATED NET (LOSS) INCOME	$(946,704)	$439,112		$(1,385,816)
LESS: NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$435,345	382,950	(c)	52,395
NET LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	$(1,382,049)	$56,162		$(1,438,211)
NET LOSS PER SHARE FROM CONTINUING OPERATIONS – BASIC	$(0.03)	$0.05		$(0.07)
NET INCOME PER SHARE FROM DISCONTINUED OPERATIONS – BASIC	$(0.07)	$-		$(0.07)
NET INCOME PER SHARE FROM NON-CONTROLLING INTEREST – BASIC	$0.05	$0.04		$0.01
NET (LOSS) INCOME PER SHARE TOTAL - BASIC	$(0.15)	$0.01		$(0.15)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	9,405,357	9,405,357		9,405,357
NET LOSS PER SHARE FROM CONTINUING OPERATIONS – DILUTED	$(0.03)	$0.05		$(0.07)
NET INCOME PER SHARE FROM DISCONTINUED OPERATIONS – DILUTED	$(0.07)	$-		$(0.07)
NET INCOME PER SHARE FROM NON-CONTROLLING INTEREST – DILUTED	$0.05	$0.04		$0.01
NET (LOSS) INCOME PER SHARE TOTAL - DILUTED	$(0.15)	$0.01		$(0.15)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED	9,405,357	9,405,357		9,405,357

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

1.	NOTES TO UNAUDITED PRO FORMA ADJUSTMENT

(a)	The pro forma adjustment to Hotel Properties, net, Accounts Payable and Accrued Expenses and Current Portion of Mortgage Notes Payable that was on our balance sheet as of July 31, 2018 related to the removal of the net assets and liabilities of the Hotel.

(b)	The pro forma adjustment to Shares of Beneficial Interest and Non-Controlling Interest that was on the balance sheet as of July 31, 2018 related to the removal of the Shareholders Equity of the Hotel.

(c)	Revenues and Expenses have been adjusted on the pro forma income statements for the fiscal year ending January 31, 2018 and for the six months ending July 31, 2018 to remove the revenues and expenses associated with the Hotel

(d)	Adjustment represents the net proceeds the Trust expects to receive from the sale of the Yuma Hotel. The net proceeds were allocated between the Trust ownership of the Yuma Hotel of approximately 20% and the minority ownership percentage of approximately 80% within equity.